                                                                   EXHIBIT 10.25

                 SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                 -----------------------------------------------

                  SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (collectively, this "Amendment"), dated as of March 30, 2001, among CERES GROUP, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                               - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of February 17, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower desires to incur incremental senior secured bank financing pursuant to a new term loan facility under the Credit Agreement described herein (the "New Financing") in the amount and on the terms and conditions set forth herein, after having determined that same is in its best interests, which New Financing shall be used to repay and terminate an equivalent amount of the commitments under the existing Revolving Loan Facility;

                  WHEREAS, the Borrower has requested certain amendments and consents to the Credit Agreement in connection with the New Financing as described below; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the Banks wish to grant certain consents under the Credit Agreement and the parties hereto wish to amend the Credit Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:


I.       Amendments and Consents to Credit Agreement.
         -------------------------------------------

                  1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby acknowledge and agree that the New Financing may be incurred under the Credit Agreement, as long as:

                  (i) the New Financing shall have been consummated in accordance with all applicable law and the relevant New Financing Documents therefor (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Administrative Agent and the Required Banks);

                  (ii) on the Sixth Amendment Effective Date and concurrently with the incurrence of A-2 Term Loans on such date, (I) $10,000,000 principal amount of outstanding Revolving Loans shall have been repaid, and the Total Revolving Loan Commitment shall have been permanently reduced by $10,000,000 and (II) the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to the Administrative Agent that the matters set forth herein to be satisfied on the Sixth Amendment Effective Date have been satisfied on the Sixth Amendment Effective Date;

                  (iii) on the Sixth Amendment Effective Date, all necessary and material governmental and third party approvals, permits and licenses in connection with the New Financing, the transactions contemplated by this Amendment and the other New Financing Documents and otherwise referred to herein or therein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the reasonable judgment of the Administrative Agent or the Required Banks, materially adverse conditions upon the consummation of the New Financing and the transactions contemplated by this Amendment; and

                  (iv) on the Sixth Amendment Effective Date, no actions, suits, proceedings or investigations by any entity (private or governmental) shall be pending or threatened with respect to the New Financing, the Credit Agreement or any documentation executed in connection therewith.

                  2. Section 1.01 of the Credit Agreement is hereby amended by deleting the text "Term Loan Facility" appearing in the introductory sentence to said Section and inserting the text "A-1 Term Loan Facility, A-2 Term Loan Facility" in lieu thereof.

                  3. Section 1.01(a) of the Credit Agreement is hereby amended by deleting each reference to the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof.

                  4. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following text at the end of said Section:

                  "(c) Each Loan under the A-2 Term Loan Facility (each, an "A-2 Term Loan", and collectively, the "A-2 Term Loans", and together with the A-1 Term Loans, the "Term Loans"):

                  (i) shall be incurred by the Borrower pursuant to a single drawing on the Sixth Amendment Effective Date and used for the purposes described in Section 5.05(d);

                  (ii) shall be denominated in U.S. Dollars;

                  (iii) may, except as hereafter provided, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED, that all A-2 Term Loans made as part of the same Borrowing shall at all times consist of A-2 Term Loans of the same Type;

                  (iv) shall not exceed for any Bank at the time of incurrence thereof that aggregate principal amount which equals the A-2 Term Loan Commitment, if any, of such Bank on the Sixth Amendment Effective Date; and

                  (v) once repaid, may not be reborrowed.".

                  5. Section 1.05(a) of the Credit Agreement is hereby amended by (x) deleting the text "Term" in each place it appears in clause (i) of said Section and inserting the text "A-1 Term" in lieu thereof, (y) deleting the word "and" appearing at the end of clause (i) of said Section and inserting a comma in lieu thereof and (z) inserting the following new clause (iii) at the end of said Section:

         "and (iii) if A-2 Term Loans, by a promissory note substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, an "A-2 Term Note" and, collectively, the "A-2 Term Notes")".

                  6. Section 1.05(b) of the Credit Agreement is hereby amended by deleting each reference to the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof.

                  7. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clause (d) of said Section as clause (e), and (ii) inserting the following new clause (d) immediately following clause (c) of said
Section:

                  "(d) The A-2 Term Note issued to each Bank that has an A-2 Term Loan Commitment or outstanding A-2 Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Sixth Amendment Effective Date (or, in the case of any A-2 Term Note issued after the Sixth Amendment Effective Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the A-2 Term Loan Commitment of such Bank on the Sixth Amendment Effective Date (or, in the case of any A-2 Term
         Note issued after the Sixth Amendment Effective Date, in a stated principal amount equal to the outstanding principal amount of the A-2 Term Loan of such Bank on the date of the issuance thereof) and be payable in the principal amount of A-2 Term Loans evidenced thereby,
         (iv) mature on the A-2 Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section
         3.01 and mandatory repayment and prepayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.".

                  8. Section 1.07 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following sentence in lieu thereof:

         "All Borrowings of A-1 Term Loans, A-2 Term Loans and Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks pro rata on the basis of such Banks' A-1 Term Loan Commitments, A-2 Term Loan Commitments or Revolving Loan Commitments, as the case may be.".

                  9. Section 1.09 of the Credit Agreement is hereby amended by deleting clause (vi) appearing in said Section in its entirety and inserting the following new clause (vi) in lieu thereof:

                  "(vi) no Interest Period in respect of any Borrowing of A-1 Term Loans or A-2 Term Loans may be elected that would extend beyond any date upon which a mandatory repayment of A-1 Term Loans, or A-2 Term Loans, as applicable, is required to be made under Section 3.02(i)(a)(x) or (y), as the case may be, if, after giving effect to the election of such Interest Period, the aggregate principal amount of such A-1 Term Loans or A-2 Term Loans, as the case may be, maintained as Eurodollar Loans with Interest Periods ending after such date would exceed the aggregate principal amount of such A-1 Term Loans or A-2 Term Loans, as the case may be, permitted to be outstanding after such mandatory repayment.".

                  10. Section 1.13 of the Credit Agreement is hereby amended by deleting the parenthetical "(and/or outstanding Term Loans, as the case may be)" appearing in sub-clause (y) of the last sentence thereof and inserting the text "(and/or outstanding A-1 Term Loans or A-2 Term Loans, as the case may be)" in lieu thereof.

                  11. Section 2.02(b) of the Credit Agreement is hereby amended by deleting all references to the text "Term" appearing therein and inserting the text "A-1 Term" in lieu thereof.

                  12. Section 2.02 is hereby further amended by inserting the following new sub-clauses (d) and (e) immediately after sub-clause (c) appearing therein:

                  "(d) The Total Revolving Loan Commitment shall be permanently reduced by $10,000,000 upon the Sixth Amendment Effective Date.

                  (e) The Total A-2 Term Loan Commitment shall terminate on the Sixth Amendment Effective Date, after giving effect to the incurrence of A-2 Term Loans on such date."

                  13. Section 3.01 of the Credit Agreement is hereby amended by
(i) deleting the text "Term Loans" appearing in sub-clause (i) of said Section and inserting the text "A-1 Term Loans, A-2 Term Loans" in lieu thereof, (ii) inserting the text "of the respective Facility" immediately after the text "Scheduled Repayments", appearing in sub-clause (iv) thereof, (iii) deleting the text "; and" appearing at the end of clause (iii) and inserting a comma in lieu thereof, (iv) deleting the period appearing at the end of clause (iv) and inserting the text "; and" in lieu thereof and (v) inserting the following new clause (v) immediately after clause
(iv) appearing therein:

         "(v) each prepayment of principal of Term Loans pursuant to this
         Section 3.01 shall be applied to the A-1 Term Loans and A-2 Term Loans on a pro rata basis (based upon the then outstanding principal amount of A-1 Term Loans and A-2 Term Loans)."

                  14. Section 3.02(i)(a) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately prior to the text "On each date set forth below" appearing in said Section, (ii) deleting the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof,
(iii) deleting the text "Scheduled Repayment" in each place it appears in said Section and inserting the text "A-1 Term Loan Scheduled Repayment" in lieu thereof and (iv) inserting the following new clause (y) at the end of said
Section:

                  "(y) In addition to any other mandatory repayments pursuant to this Section 3.02, on each date set forth below, the Borrower shall be required to repay the principal amount of A-2 Term Loans as is set forth opposite such date (each such repayment, as the same may be reduced pursuant to Section 2.03, 3.01 and/or 3.02(ii)(a), an "A-2 Term Loan Scheduled Repayment"):

A-2 Term Loan Scheduled Repayment Date                  Amount
--------------------------------------                  ------

June 17, 2002                                            $332,500
September 17, 2002                                       $332,500
December 17, 2002                                        $332,500
March 17, 2003                                           $332,500
June 17, 2003                                            $332,500
September 17, 2003                                       $332,500
December 17, 2003                                        $332,500
March 17, 2004                                           $332,500
June 17, 2004                                            $635,000
September 17, 2004                                       $635,000
December 17, 2004                                        $635,000
March 17, 2005                                           $635,000
June 17, 2005                                          $1,200,000
September 17, 2005                                     $1,200,000
December 17, 2005                                      $1,200,000
March 17, 2006                                        $1,200,000"

                  15. Section 3.02(i)(b) of the Credit Agreement is hereby amended by deleting the references to "Term Loans" appearing therein and inserting the text "A-1 Term Loans" in lieu thereof.

                  16. Section 3.02(ii)(a) of the Credit Agreement is hereby amended by (i) deleting the text "Term Loans" appearing therein and inserting the text "A-1 Term Loans or A-2 Term Loans, as applicable" in lieu thereof, and
(ii) deleting the text "Scheduled Repayments" appearing therein, and inserting the text "A-1 Scheduled Repayments" or "A-2 Scheduled Repayments, as applicable" in lieu thereof.

                  17. Section 5.05 of the Credit Agreement is hereby amended by
(i) deleting the text "Term Loans" appearing in clause (a) thereof and inserting the text "A-1 Term Loans" in lieu thereof, and (ii) inserting the following new clause (d) at the end of said Section:

                  "(d) The proceeds of all A-2 Term Loans shall be utilized by the Borrower on the Sixth Amendment Effective Date to repay an equivalent principal amount of outstanding Revolving Loans."

                  18. Section 5 of the Credit Agreement is hereby amended by inserting the following new Section 5.25 at the end of said Section:

                  "5.25 New Financing. At the time of consummation thereof, the New Financing shall have been consummated in all material respects in accordance with the terms of the relevant New Financing Documents therefor and all applicable laws. At the time of consummation thereof, all necessary and material governmental and third party consents and approvals, permits and licenses in connection with the New Financing and the transactions contemplated by this Amendment and New Financing Documents therefor and all applicable laws have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes in the reasonable judgment of the Administrative Agent or the Required Banks, materially adverse conditions upon the New Financing and the transactions contemplated by this Amendment. At the time of the consummation of the New Financing and immediately after giving effect thereto, no Default or Event of Default exists."

                  19. The definition of "Maturity Date" appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan Maturity Date, A-2" immediately prior to the text "Term Loan" in said definition.

                  20. The definition of "Note" appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Note, A-2" immediately prior to the text "Term Note" appearing in said definition.




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

                  21. The definition of "Total Commitment" appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan Commitment, the Total A-2" immediately prior to the text "Term Loan Commitment" appearing in said definition.

                  22. The definition of "Transaction" appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text "A-1" prior to the text "Term Loans" appearing therein.

                  23. Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "Commitment", "Facility", "Initial Borrowing Date", "Required Banks", "Scheduled Repayment", "Term Loan", "Term Loan Commitment", "Term Loan Maturity Date", "Term Note" and "Total Term Loan Commitment" appearing therein in their entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

                  "A-1 Term Loan" shall have the meaning provided in Section 1.01(a).

                  "A-1 Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "A-1 Term Loan Commitment," as the same may be terminated pursuant to Sections 2.02, 2.03 and/or 8.

                  "A-1 Term Loan Facility" shall mean the Facility evidenced by the Total A-1 Term Loan Commitment.

                  "A-1 Term Loan Maturity Date" shall mean February 17, 2005.

                  "A-1 Term Loan Scheduled Repayment" shall have the meaning provided in Section 3.02(i)(a)(x).

                  "A-1 Term Note" shall have the meaning provided in Section 1.05(a).

                  "A-2 Term Loan" shall have the meaning provided in Section 1.01(c).

                  "A-2 Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "A-2 Term Loan Commitment," as the same may be terminated pursuant to Sections 2.02, 2.03 and/or 8.

                  "A-2 Term Loan Facility" shall mean the Facility evidenced by the Total A-2 Term Loan Commitment.

                  "A-2 Term Loan Maturity Date" shall mean March 17, 2006.

                  "A-2 Term Loan Scheduled Repayment" shall have the meaning provided in Section 3.02(i)(a)(y).

                  "A-2 Term Note" shall have the meaning provided in Section 1.05(a).

                  "Commitment" shall mean any of the commitments of any Bank, I.E., whether the A-1 Term ---- Loan Commitment, the A-2 Term Loan Commitment or the Revolving Loan Commitment.

                  "Facility" shall mean any of the credit facilities established under this Agreement, I.E., the A-1 Term Loan Facility, the A-2 Term Loan Facility and the Revolving Loan Facility.

                  "Initial Borrowing Date" shall mean the date upon which the A-1 Term Loans are initially incurred hereunder.

                  "New Financing" shall mean the additional financing provided to the Borrower by The CIT Group/Equipment Financing, Inc. on the Sixth Amendment Effective Date.

                  "New Financing Documents" shall mean and include the Sixth Amendment and the other documents and instruments entered into in connection with the New Financing, in each case as the same may be amended, modified and/or supplemented from time to time.

                  "Required Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding A-1 Term Loans, A-2 Term Loans and Revolving Loan Commitment (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans) constitute a majority of the sum of (i) the total outstanding A-1 Term Loans of Non-Defaulting Banks, (ii) the total outstanding A-2 Term Loans of Non-Defaulting Banks and (iii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks, if any, or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks).

                  "Scheduled Repayment" shall mean any A-1 Term Loan Scheduled Repayment and A-2 Term Loan Scheduled Repayment.

                  "Sixth Amendment" shall mean the Sixth Amendment and Consent to this Agreement, dated as of March __, 2001.

                  "Sixth Amendment Effective Date" shall have the meaning provided in the Sixth Amendment.

                  "Term Loan" shall mean each A-1 Term Loan and each A-2 Term Loan.

                  "Term Loan Commitment" shall mean either or both of the A-1 Term Loan Commitment or the A-2 Term Loan Commitment, as the context may require.

                  "Term Loan Facility" shall mean the A-1 Term Loan Facility and the A-2 Term Loan Facility.

                  "Term Note" shall mean each A-1 Term Note and each A-2 Term Note.

                  "Total A-1 Term Loan Commitment" shall mean the sum of the A-1 Term Loan Commitments of each of the Banks.

                  "Total A-2 Term Loan Commitment" shall mean the sum of the A-2 Term Loan Commitments of each of the Banks.

                  24. Annexes I and II to the Credit Agreement are hereby amended by deleting same in their entirety and inserting the attached Annexes I and II in lieu thereof.

                  25. Exhibit A to the Credit Agreement is hereby amended by inserting the text "of [A-1 Term Loans][A-2 Term Loans] [Revolving Loans]" immediately prior to the text "under the Credit Agreement" appearing in the introductory sentence.

                  26. Exhibit B-1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting the attached Exhibit B-1 in lieu thereof.

                  27. The Credit Agreement is hereby further amended by adding Exhibit B-3 thereto in the form of Exhibit B-3 attached hereto.

                  28. Exhibit G to the Credit Agreement is hereby amended by deleting same in its entirety and inserting the attached Exhibit G in lieu thereof.

II.      Miscellaneous Provisions.
         ------------------------

                  1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date, both before and after giving effect to this Amendment;

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

                  (c) at the time of the consummation of the New Financing (and immediately after giving effect thereto), the consummation of same shall not (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict or be inconsistent with or result in any breach of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement or any equivalent organizational document of the Borrower or any of its Subsidiaries.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of the following conditions shall have been satisfied:

                  (i) the Administrative Agent shall have received for the account of each relevant Bank the appropriate A-1 Term Note and A-2 Term Note for such Bank, in the amount, maturity and as otherwise provided in Section 1.05 of the Credit Agreement (as amended hereby);

                  (ii) the Administrative Agent shall have received from the Borrower certified copies of resolutions of the Board of Directors of the Borrower with respect to the matters set forth in this Amendment and such resolutions shall be satisfactory to the Administrative Agent;

                  (iii) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Amendment and the other New Financing Documents shall be satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities;

                  (iv) the Administrative Agent shall have received from ______________, special counsel to the Borrower an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the Sixth Amendment Effective Date in form and substance satisfactory to the Administrative Agent and the Required Banks, and covering such matters incident to this Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request; and

                  (v) the Borrower shall have reimbursed the Administrative Agent and The CIT Group/Equipment Financing, Inc. for all reasonable out-of-pocket expenses incurred in connection with the negotiation, preparation, execution, delivery, and closing documents for the New Financing, including reasonable expenses in connection with due diligence relating to the New Financing, the fees and expenses of counsel, consultants and appraisers retained by the Administrative Agent or The CIT Group/Equipment Financing, Inc.

                  (vi) the Borrower and each Bank (including, without limitation each Bank with an A-2 Term Loan Commitment) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Hazem Derhalli (facsimile number 212-354-8113).

                  Unless the Administrative Agent has received actual notice from any Bank that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (vi) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Sixth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Sixth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

                  6. So long as the Sixth Amendment Effective Date occurs, the Borrower shall pay to each Bank with an A-2 Term Loan Commitment, a non-refundable arrangement fee equal to 1.00% of the aggregate principal amount of its A-2 Term Loans (as defined herein) outstanding on the Sixth Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the Sixth Amendment Effective Date, which fees shall be distributed by the Administrative Agent to the relevant Banks in the amounts specified in the immediately preceding sentence.

                  7. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Pledge Agreement shall be deemed to be references to the Credit Agreement or the Pledge Agreement, as the case may be, as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  CERES GROUP, INC.


                                  By:        /s/ Larry E. Wharton
                                     -----------------------------------------
                                     Title:   Vice President and Treasurer

                                  THE CHASE MANHATTAN BANK,
                                     Individually and as Administrative Agent

                                  By:        /s/ Helen L. Newcomb
                                     -----------------------------------------
                                     Title:   Vice President

                                  DRESDNER BANK AG NEW YORK AND GRAND CAYMAN
                                     BRANCHES


                                  By:        /s/ Jonathan Wallin
                                     -----------------------------------------
                                     Title:   Vice President

                                  By:        /s/ J. Michael Leffler
                                     -----------------------------------------
                                     Title:   Senior Vice President

                                  KEYBANK NATIONAL ASSOCIATION

                                  By:        /s/ Sherrie I. Manson
                                     -----------------------------------------
                                     Title:   Vice President

                                  FIRSTAR BANK MILWAUKEE, N.A.

                                  By:        /s/
                                     -----------------------------------------
                                     Title:


                                  FLEET NATIONAL BANK


                                  By:        /s/
                                     -----------------------------------------
                                      Title:

                                  The CIT Group/Equipment Financing, Inc.



                                  By:         /s/ Patrick N. Riley
                                     -----------------------------------------
                                     Title:    Senior Credit Analyst

                                                                         ANNEX I
                                                                         -------


                         LIST OF BANKS AND COMMITMENTS
                         -----------------------------

                                                   A-1 Term                  A-2 Term                 Revolving
Bank                                           Loan Commitment            Loan Commitment          Loan Commitment
----                                           ---------------            ---------------          ---------------
The Chase Manhattan Bank                             $12,000,000                     $0.00              $1,500,000

KeyBank                                               $4,000,000                     $0.00                $500,000

Dresdner Bank AG,                                    $12,000,000                     $0.00              $1,000,000
New York Branch and
Grand Cayman Branch

Firstar Bank Milwaukee, N.A.                          $4,000,000                     $0.00              $1,000,000

Fleet National Bank                                   $8,000,000                     $0.00              $1,000,000

The CIT Group/Equipment
Financing, Inc.                                                                $10,000,000


Total                                                $40,000,000               $10,000,000              $5,000,000
=====                                                ===========               ===========              ==========

                                                                        ANNEX II
                                                                        --------


Chase Manhattan Bank                                                             270 Park Avenue
                                                                                 New York, NY  10017
                                                                                 Telephone:  212-270-7527
                                                                                 Telecopier:  212-270-1511
                                                                                 Attention:  Peter Platten

KeyBank, N.A.                                                                    Mailcode:OH-01-27-0606
                                                                                 127 Public Square
                                                                                 Cleveland, OH  44106
                                                                                 Telephone:  216-689-3443
                                                                                 Telecopier:  216-689-4981
                                                                                 Attention:  Sharon Weinstein

Dresdner Bank AG, New York Branch and Grand                                      75 Wall Street
Cayman Branch                                                                    New York, NY  10005
                                                                                 Telephone:  212-429-2000
                                                                                 Telecopier:  212-429-2127
                                                                                 Attention:  Lloyd Stevens

Firstar Bank Milwaukee, N.A.                                                     777 East Wisconsin Avenue
                                                                                 P.O. Box 532
                                                                                 Milwaukee, WI  53201
                                                                                 Telephone:  414-765-6932
                                                                                 Telecopier:  414-765-6236
                                                                                 Attention:  Azad Virani

BankBoston, N.A.                                                                 100 Federal Street
                                                                                 Boston, MA  02110
                                                                                 Telephone:  617-434-1514
                                                                                 Telecopier:  617-434-1537
                                                                                 Attention:  Elise Brenneman

The CIT Group/Equipment Financing, Inc.                                          900 Ashwood Place
                                                                                 Suite 600
                                                                                 Atlanta, GA  30338
                                                                                 Telephone:  973-535-3575
                                                                                 Telecopier  973-740-5252
                                                                                 Attention:  Charles L. Miller
                                                                                 Telephone:  770-551-7988
                                                                                 Telecopier  770-206-5255
                                                                                 Attention:  Patrick Riley

                                                                     EXHIBIT B-1
                                                                     -----------

                              FORM OF A-1 TERM NOTE
                              ---------------------

U.S. $____________________                                New York, New York

                                                          --------- --, ----



                  FOR VALUE RECEIVED, CERES GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [_______________] (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Administrative Agent's Payment Office (as defined in the Credit Agreement) initially located at 270 Park Avenue, New York, New York 10017 on the A-1 Term Loan Maturity Date (as defined in the Credit Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all A-1 Term Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Credit Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount of each A-1 Term Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

                  This Note is one of the A-1 Term Notes referred to in the Credit Agreement, dated as of February 17, 1999, among the Borrower, the lending institutions from time to time party thereto (including the Bank) and The Chase Manhattan Bank, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by and entitled to the benefits of the Pledge Agreement (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the A-1 Term Loan Maturity Date, in whole or in part.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                            CERES GROUP, INC.



                                            By   _______________________________
                                                 Title:

                                                                     EXHIBIT B-3
                                                                     -----------


                              FORM OF A-2 TERM NOTE

U.S. $____________________                            New York, New York

                                                      --------- --, ----



                  FOR VALUE RECEIVED, CERES GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [_______________] (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Administrative Agent's Payment Office (as defined in the Credit Agreement) initially located at 270 Park Avenue, New York, New York 10017 on the A-2 Term Loan Maturity Date (as defined in the Credit Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all A-2 Term Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Credit Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount of each A-2 Term Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

                  This Note is one of the A-2 Term Notes referred to in the Credit Agreement, dated as of February 17, 1999, among the Borrower, the lending institutions from time to time party thereto (including the Bank) and The Chase Manhattan Bank, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by and entitled to the benefits of the Pledge Agreement (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the A-2 Term Loan Maturity Date, in whole or in part.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-3
                                                                           Page2


                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                           CERES GROUP, INC.



                                           By   _______________________________
                                                Title:

                                                                       EXHIBIT G
                                                                       ---------

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                   -------------------------------------------

                                                         DATE:  ________, ____

                  Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "ASSIGNED SHARE") of all of the outstanding rights and obligations under the Credit Agreement relating to the Tranches indicated in Item 4 of Annex I, including, without limitation, (x) in the case of any assignment of all or any portion of outstanding A-1 Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding A-1 Term Loans, (y) in the case of any assignment of all or any portion of outstanding A-2 Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding A-2 Term Loans and (z) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of the Total Revolving Loan Commitment and of all then outstanding Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment and the amount of the outstanding A-1 Term Loans and A-2 Term Loans owing to the Assignee will be as set forth in Item 4 of Annex I.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment and Assumption Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iii) agrees that it will, independently and without reliance upon the

                                                                       Exhibit G
                                                                          Page 2


Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) confirms that it is (I) a Bank, (II) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company,
(III) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (IV) an Eligible Transferee under Section 11.04(b) of the Credit Agreement; [and] (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vii) attaches the forms described in Section 11.04(b) of the Credit Agreement].(1)

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be (x) the date upon which all of the following conditions have been satisfied: (i) the execution hereof by the Assignor and the Assignee, (ii) the consent hereto by the Administrative Agent and the Borrower to the extent required by Section 11.04(b) of the Credit Agreement, (iii) the receipt by the Administrative Agent of the assignment fee referred to in Section 11.04(b) of the Credit Agreement, and (iv) the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in Section 6.12 of the Credit Agreement, or
(y) such later date as is otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the A-1 Term Loans, A-2 Term Loans and/or Revolving Loans at the rates specified in Item 6 of Annex I and (y) all Commitment Fees (if applicable) on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fee, to be paid by the Administrative Agent upon receipt thereof from


------------------------

(1) If the Assignee is a U.S. Bank organized under the laws of a jurisdiction outside the United States.

                                                                       Exhibit G
                                                                          Page 3

the Borrower directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the A-1 Term Loans, A-2 Term Loans and/or Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the A-1 Term Loans, A-2 Term Loans and/or Revolving Loans which are outstanding on the Settlement Date, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                       Exhibit G
                                                                          Page 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                                     [NAME OF ASSIGNOR],
                                                     as Assignor

                                                     By_________________________
                                                        Title:

                                                     [NAME OF ASSIGNEE],
                                                     as Assignee

                                                     By_________________________
                                                        Title:
Acknowledged and Agreed:

[THE CHASE MANHATTAN BANK,
   as Administrative Agent

By__________________________
  Title:


CERES GROUP, INC.


By____________________________
    Title:](2)


------------------------------

(2) The consent of each of the Administrative Agent and, so long as no Default or Event of Default is then in existence, the Borrower is required in connection with any assignment to an Eligible Transferee pursuant to clause (y) of Section 11.04(b) of the Credit Agreement (which consent, in either case, shall not be unreasonably withheld or delayed).

                                                                         ANNEX I
                                                                         -------



                  ANNEX TO ASSIGNMENT AND ASSUMPTION AGREEMENT
                  --------------------------------------------

1.       The Borrower:      Ceres Group, Inc. (the "Borrower")

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of February 17, 1999, among the Borrower, the lenders from time to time party thereto (the "Banks") and THE CHASE MANHATTAN BANK, as Administrative Agent, as amended, restated, modified and/or supplemented from time to time.

3.       Date of Assignment Agreement:

4.       Amounts (as of date of item #3 above):


           ======================= ==================== ======================== ============================
                                       Outstanding      Outstanding                 Total Revolving Loan
                                      Principal of      Principal of                     Commitment
                                     A-1 Term Loans     A-2 Term Loans
           ----------------------- -------------------- ------------------------ ----------------------------
           a.  Aggregate Amount    $___________         $_______                 $_______
               for all Banks
           ----------------------- -------------------- ------------------------ ----------------------------
           b.  Assigned Share      ____%                _____%                   ____%
           ----------------------- -------------------- ------------------------ ----------------------------
           c.  Amount of           $_____               $_______                 $_______
               Assigned Share
           ======================= ==================== ======================== ============================

5.       Settlement Date:

6.       Rate of Interest                            As set forth in Section 1.08 of the Credit Agreement
         to the Assignee:                            (unless otherwise agreed to by the Assignor and the
                                                     Assignee)(3)

---------------------------------------
(3) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 2

7.       Commitment Fees                             As set forth in Section 2.01(a) of the Credit
         to the Assignee:                            Agreement (unless otherwise agreed to by the Assignor and
                                                     the Assignee)(4)

8.       Notice:

                  ASSIGNEE:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Telephone:
                  Facsimile:
                  Reference:

                  ASSIGNOR:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Telephone:
                  Facsimile:
                  Reference:


---------------------------------
(4) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Commitment Fees to the Assignee at the rate set forth in Section 2.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Commitment Fees through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 3

9.       Payment Instructions:

                  ASSIGNEE:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Reference:

                  ASSIGNOR:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                          [NAME OF ASSIGNOR]


By________________________          By__________________________

--------------------------          ----------------------------
(Print Name and Title)              (Print Name and Title)